                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 2000

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                      756,252.10
           Available Funds:
                     Contract Payments due and received in this period                                           4,385,857.83
                     Contract Payments due in prior period(s) and received in this period                          373,293.19
                     Contract Payments received in this period for next period                                      82,332.55
                     Sales, Use and Property Tax payments received                                                  53,012.75
                     Prepayment Amounts related to early termination in this period                                723,402.23
                     Servicer Advance                                                                              554,116.57
                     Proceeds received from recoveries on previously Defaulted Contracts                                 0.00
                     Transfer from Reserve Account                                                                  12,149.91
                     Interest earned on Collection Account                                                          23,181.06
                     Interest earned on Affiliated Account                                                           1,004.95
                     Proceeds from repurchase of Contracts per Contribution and
                         Servicing Agreement Section 5.03                                                                0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                         (Substituted contract < Predecessor contract)                                                   0.00
                     Amounts paid under insurance policies                                                               0.00
                     Maintenance, Late Charges and any other amounts                                                32,935.66

                                                                                                              ----------------
           Total Available Funds                                                                                 6,997,538.80
           Less: Amounts to be Retained in Collection Account                                                      510,590.91
                                                                                                              ----------------
           AMOUNT TO BE DISTRIBUTED                                                                              6,486,947.89
                                                                                                              ================


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                          0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                              Servicer Advances                                                                    373,293.19
                     3.      To Noteholders (For Servicer Report immediately following the
                              Final Additional Closing Date)
                                    a) Class A1 Principal and Interest                                           1,435,583.84
                                    a) Class A2 Principal (distributed after A1 Note matures)
                                         and Interest                                                            2,932,688.92
                                    a) Class A3 Principal (distributed after A2 Note matures)
                                         and Interest                                                              325,520.00
                                    a) Class A4 Principal (distributed after A3 Note matures)
                                         and Interest                                                              219,862.50
                                    a) Class A5 Principal (distributed after A4 Note matures)
                                         and Interest                                                              234,054.84
                                    b) Class B Principal and Interest                                               88,310.31
                                    c) Class C Principal and Interest                                              178,197.49
                                    d) Class D Principal and Interest                                              120,783.00
                                    e) Class E Principal and Interest                                              161,669.50

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                     0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                    a) Residual Interest (Provided no Restricting or Amortization Event
                                         in effect)                                                                 72,286.87
                                    b) Residual Principal (Provided no Restricting or Amortization Event
                                         in effect)                                                                142,527.33
                                    c)  Reserve Account Distribution (Provided no Restricting or
                                         Amortization Event in effect)                                              12,149.91
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                              Any Other Amounts                                                                    110,134.42
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                           79,885.77
                                                                                                              ----------------
           TOTAL FUNDS DISTRIBUTED                                                                               6,486,947.89
                                                                                                              ================

                                                                                                              ----------------
           End of Period Collection Account Balance {Includes Payments in Advance &
             Restricting Event Funds (if any)}                                                                     510,590.91
                                                                                                              ================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                               $2,511,821.93
            - Add Investment Earnings                                                                               12,149.91
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             0.00
            - Less Distribution to Certificate Account                                                              12,149.91
                                                                                                              ----------------
End of period balance                                                                                           $2,511,821.93
                                                                                                              ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                      $2,511,821.93
                                                                                                              ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 2000

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                      152,772,651.55
                          Pool B                                       34,676,098.11
                                                       ------------------------------
                                                                                                           187,448,749.66
Class A Overdue Interest, if any                                                0.00
Class A Monthly Interest - Pool A                                         799,746.32
Class A Monthly Interest - Pool B                                         181,525.20

Class A Overdue Principal, if any                                               0.00
Class A Monthly Principal - Pool A                                      2,921,733.11
Class A Monthly Principal - Pool B                                      1,244,705.47
                                                       ------------------------------
                                                                                                             4,166,438.58
Ending Principal Balance of the Class A Notes
                          Pool A                                      149,850,918.44
                          Pool B                                       33,431,392.64
                                                       ------------------------------          ---------------------------
                                                                                                           183,282,311.08
                                                                                               ===========================

--------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $221,020,000                    Original Face $221,020,000                               Balance Factor
$ 4.439741                                    $                  18.850957                                    82.925668%
--------------------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                                1,428,749.66
                          Class A2                                               40,000,000.00
                          Class A3                                               62,400,000.00
                          Class A4                                               41,000,000.00
                          Class A5                                               42,620,000.00
                                                                 ------------------------------

Class A Monthly Interest                                                                                             187,448,749.66
                          Class A1 (Actual Number Days/360)                           6,834.18
                          Class A2                                                  195,000.00
                          Class A3                                                  325,520.00
                          Class A4                                                  219,862.50
                          Class A5                                                  234,054.83
                                                                 ------------------------------

Class A Monthly Principal
                          Class A1                                                1,428,749.66
                          Class A2                                                2,737,688.92
                          Class A3                                                        0.00
                          Class A4                                                        0.00
                          Class A5                                                        0.00
                                                                 ------------------------------
                                                                                                                       4,166,438.58
Ending Principal Balance of the Class A2 Notes
                          Class A1                                                        0.00
                          Class A2                                               37,262,311.08
                          Class A3                                               62,400,000.00
                          Class A4                                               41,000,000.00
                          Class A5                                               42,620,000.00
                                                                 ------------------------------
                                                                                                         ---------------------------
                                                                                                                     183,282,311.08
                                                                                                         ===========================

Class A1
--------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $35,000,000                     Original Face $35,000,000                                Balance Factor
$ 0.19526                                     $                  40.82142                                      0.000000%
--------------------------------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                   2,604,523.76
                                          Pool B                                     591,173.98
                                                                 -------------------------------
                                                                                                                     3,195,697.74

           Class B Overdue Interest, if any                                                0.00
           Class B Monthly Interest - Pool A                                          14,086.13
           Class B Monthly Interest - Pool B                                           3,197.27
           Class B Overdue Principal, if any                                               0.00
           Class B Monthly Principal - Pool A                                         49,807.93
           Class B Monthly Principal - Pool B                                         21,218.98
                                                                 -------------------------------
                                                                                                                        71,026.91
           Ending Principal Balance of the Class B Notes
                                          Pool A                                   2,554,715.83
                                          Pool B                                     569,955.00
                                                                 -------------------------------
                                                                                                    ------------------------------
                                                                                                                     3,124,670.83
                                                                                                    ==============================

------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
Original Face $3,768,000                 Original Face $3,768,000                         Balance Factor
$ 4.586890                               $                18.850029                             82.926508%
------------------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                          Pool A                                   5,209,848.28
                                          Pool B                                   1,182,547.22
                                                                 -------------------------------
                                                                                                                     6,392,395.50

           Class C Overdue Interest, if any                                                0.00
           Class C Monthly Interest - Pool A                                          29,457.35
           Class C Monthly Interest - Pool B                                           6,686.32
           Class C Overdue Principal, if any                                               0.00
           Class C Monthly Principal - Pool A                                         99,615.86
           Class C Monthly Principal - Pool B                                         42,437.96
                                                                 -------------------------------
                                                                                                                       142,053.82
           Ending Principal Balance of the Class C Notes
                                          Pool A                                   5,110,232.42
                                          Pool B                                   1,140,109.26
                                                                 -------------------------------
                                                                                                    ------------------------------
                                                                                                                     6,250,341.68
                                                                                                    ==============================

------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
Original Face $7,537,000                 Original Face $7,537,000                         Balance Factor
$ 4.795498                               $                18.847528                             82.928774%
------------------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                   3,472,698.36
                                          Pool B                                     788,231.96
                                                                 -------------------------------
                                                                                                                     4,260,930.32

           Class D Overdue Interest, if any                                                0.00
           Class D Monthly Interest - Pool A                                          21,255.81
           Class D Monthly Interest - Pool B                                           4,824.64
           Class D Overdue Principal, if any                                               0.00
           Class D Monthly Principal - Pool A                                         66,410.57
           Class D Monthly Principal - Pool B                                         28,291.98
                                                                 -------------------------------
                                                                                                                        94,702.55
           Ending Principal Balance of the Class D Notes
                                          Pool A                                   3,406,287.79
                                          Pool B                                     759,939.98
                                                                 -------------------------------
                                                                                                    ------------------------------
                                                                                                                     4,166,227.77
                                                                                                    ==============================

------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
Original Face $5,024,000                 Original Face $5,024,000                         Balance Factor
$ 5.191172                               $                18.850030                             82.926508%
------------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                          Pool A                                   4,342,474.44
                                          Pool B                                     985,688.48
                                                                 -------------------------------
                                                                                                                     5,328,162.92

           Class E Overdue Interest, if any                                                0.00
           Class E Monthly Interest - Pool A                                          35,282.60
           Class E Monthly Interest - Pool B                                           8,008.72
           Class E Overdue Principal, if any                                               0.00
           Class E Monthly Principal - Pool A                                         83,013.21
           Class E Monthly Principal - Pool B                                         35,364.97
                                                                 -------------------------------
                                                                                                                       118,378.18
           Ending Principal Balance of the Class E Notes
                                          Pool A                                   4,259,461.23
                                          Pool B                                     950,323.51
                                                                 -------------------------------
                                                                                                    ------------------------------
                                                                                                                     5,209,784.74
                                                                                                    ==============================

------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
Original Face $6,282,000                 Original Face $6,282,000                         Balance Factor
$ 6.891328                               $                18.844027                             82.931944%
------------------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                     5,218,462.13
                                          Pool B                                     1,184,311.25
                                                                           -----------------------
                                                                                                                      6,402,773.38

           Residual Interest - Pool A                                                   56,780.05
           Residual Interest - Pool B                                                   15,506.82
           Residual Principal - Pool A                                                  99,947.91
           Residual Principal - Pool B                                                  42,579.42
                                                                           -----------------------
                                                                                                                        142,527.33
           Ending Residual Principal Balance
                                          Pool A                                     5,118,514.22
                                          Pool B                                     1,141,731.83
                                                                           -----------------------
                                                                                                         ==========================
                                                                                                                      6,260,246.05
                                                                                                         ==========================


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                             79,885.77
            - Servicer Advances reimbursement                                                                           373,293.19
            - Tax, Maintenance, Late Charges, Bank Interest and
               other amounts                                                                                            110,134.42
                                                                                                         --------------------------
           Total amounts due to Servicer                                                                                563,313.38
                                                                                                         ==========================

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 15, 2000




XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               173,620,658.54

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              3,320,528.59
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                  170,300,129.95
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          3,153,627.75

             - Principal portion of Prepayment Amounts                                                  166,900.84

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00
                                                                                                      -------------
                                             Total Decline in Aggregate Discounted Contract Balance   3,320,528.59
                                                                                                      =============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                39,408,051.04

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              1,414,598.79
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                   37,993,452.25
                                                                                                                     ===============
         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments and Servicer Advances                             862,377.08

             - Principal portion of Prepayment Amounts                                                  552,221.71

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00
                                                                                                      -------------
                                             Total Decline in Aggregate Discounted Contract Balance   1,414,598.79
                                                                                                      =============
                                                                                                                    ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    208,293,582.20
                                                                                                                    ===============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A
                                                                             Discounted
              Lease #               Lessee Name                              Present Value
              ---------------------------------------------------            -------------------------------
              2199-001              Regional Radiology, LLC                                   $1,112,975.58
              1231-041              Radnet Management, Inc.                                     $953,502.31
              1560-013              Drew Medical inc                                            $342,866.78
                                    Cash                                                         $25,977.21



                                                                             -------------------------------
                                                                 Totals:                      $2,435,321.88

                                           Predecessor
              Predecessor                  Discounted
              Lease #                      Present Value
              ---------------------        ---------------------------------
              1881-001                                        $2,435,321.88



                                           ---------------------------------
                                                              $2,435,321.88

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS      $2,435,321.88
b) ADCB OF POOL A AT CLOSING DATE                           $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                       1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement Section 7.02                                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                           NO     X
                                                                                          --------                      --------

              POOL B                                                                                              Predecessor
                                                           Discounted                Predecessor                  Discounted
              Lease #               Lessee Name            Present Value             Lease #                      Present Value
              ---------------------------------            -------------------       ---------------------        ------------------
                                    NONE



                                                           -------------------                                    ------------------
                                                 Totals:                $0.00                                                 $0.00
              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                      $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
                    AGENCY APPROVES)                                                                                           0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
               THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                          NO     X
                                                                                          --------                     --------

                           DVI RECEIVABLES VIII 1999-1
                              SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING
                                                                   Discounted
         Lease #          Lessee Name                              Present Value
         ----------------------------------------------            ---------------------------
         408-502          Western Kentucky Diagnostic                             $495,646.95
         1042-501         Pinnacle Imaging, Inc.                                $1,631,421.93
         2375-001         Tuscarawas Ambulatory                                 $1,286,730.05
         1097-506         Advanced Healthcare Resources                           $675,567.93
                          Cash                                                     $13,500.87



                                                                   ---------------------------
                                                         Totals:                $4,102,867.73

                               Predecessor
         Predecessor           Discounted
         Lease #               Present Value
         -----------           ----------------------------
         277-103                             $2,561,363.27
         1513-002                              $953,250.10
         1725-002                              $588,254.35





                               ----------------------------
                                               $4,102,867.72

a) DISCOUNTED CONTRACT BALANCES
     OF ALL NON-PERFORMING CONTRACTS            4,102,867.72
b) ADCB OF POOL A AT CLOSING DATE            $251,182,193.26
c) (CANNOT EXCEED 10% OVER THE LIFE OF
     THE POOL)                                          1.63%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                      NO     X
                                                                                          --------                 --------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                Predecessor
                                                         Discounted                   Predecessor            Discounted
Lease #          Lessee Name                             Present Value                Lease #                Present Value
---------------------------------------------            -----------------            -----------            ----------------
                 None



                                                         -----------------                                   -----------------
                                               Totals:                $0.00                                              $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                             $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                               $50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                           NO     X
                                                                                          --------                      --------

XV.    POOL PERFORMANCE MEASUREMENTS

1.        AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS
    This Month                             3,925,585.25
    1 Month Prior                          4,954,632.17
    2 Months Prior                         3,805,302.90
    Total                                 12,685,520.32


    TOTAL OUTSTANDING CONTRACTS
    This Month                            208,293,582.20
    1 Month Prior                         213,028,709.58
    2 Months Prior                        216,945,821.14

    Total                                 638,268,112.92



    A) 3 MONTH AVERAGE                4,228,506.77
    B) 3 MONTH AVERAGE              212,756,037.64
    c) a/b                                    1.99%


2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                          Yes       No     X
3.  Restricting Event Check

    A. A Delinquency Condition exists for
       current period?                                    Yes       No     X

    B. An Indenture Event of Default has occurred
       and is then continuing?                            Yes       No     X

4.  Has a Servicer Event of Default occurred?             Yes       No     X

5.  Amortization Event Check

    A. Is 1c  > 8% ?                                      Yes       No     X

    B. Bankruptcy, insolvency, reorganization;
       default/violation of any covenant or
       obligation not remedied within 90 days?            Yes       No     X

    C. As of any Determination date, the sum
       of all defaulted contracts since the
       Closing date exceeds 6% of the ADCB
       on the Closing Date?                               Yes       No     X





6.  Aggregate Discounted Contract Balance at
    Closing Date                                     Balance  $ 251,182,193.26



    DELINQUENT LEASE SUMMARY

      Days Past Due                Current Pool Balance           # Leases

            31 - 60                        2,292,985.48                 27
            61 - 90                        2,769,021.81                 10
           91 - 180                        3,925,585.25                 17



    Approved By:
    Lisa J. Cruikshank
    Vice President